SPDR® SERIES TRUST

SPDR SSGA Gender Diversity Index ETF

(the “Fund”)

Supplement dated June 3, 2022 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) each dated October 31, 2021, as may be supplemented from time to time

Effective immediately, Melissa Kapitulik no longer serves as a portfolio manager of the Fund and has been replaced by Kathleen Morgan and Amy Scofield. Accordingly, effective immediately, the Prospectus, Summary Prospectus and SAI are revised as follows:

1)	All references to Melissa Kapitulik in the Prospectus, Summary Prospectus and SAI are deleted.

2)	The “PORTFOLIO MANAGERS” section beginning on page 15 of the Prospectus, and on page 5 of the Summary Prospectus, is deleted and replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are Amy Cheng, Kathleen Morgan, and Amy Scofield.

Amy Cheng is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 2000.

Kathleen Morgan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 2017.

Amy Scofield is a Principal of the Adviser and a Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 2010.

3)

The Fund’s portfolio management team listed in the “Portfolio Managers” table on page 31 of the Prospectus is revised in accordance with the new portfolio management team listed in item 2 above. In addition, the following biographies for Ms. Morgan and Ms. Scofield are added beneath the portfolio managers table on page 31 of the Prospectus:

Kathleen Morgan, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. In this capacity, Ms. Morgan is responsible for the management of various equity index funds that are benchmarked to both domestic and international strategies. Prior to joining SSGA in 2017, she worked in Equity Product Management at Wellington Management, conducting independent risk oversight and developing investment product marketing strategy. Ms. Morgan’s prior experience also includes index equity portfolio management at BlackRock. Ms. Morgan holds a Bachelor of Arts degree in Economics from Wellesley College and a Master of Business Administration from The Wharton School at the University of Pennsylvania. She has also earned the Chartered Financial Analyst (CFA) designation.

Amy Scofield is a Principal of SSGA and the Adviser and a Portfolio Manager in the Global Equity Beta Solutions Group. She is responsible for the management of various equity index funds, with domestic and international strategies. Ms. Scofield rejoined SSGA in November of 2010, after spending two years at Atlantic Trust Company, a private wealth management firm. In her role at Atlantic Trust Company, she specialized in asset allocation and performance analysis for high net worth clients. Prior to Atlantic Trust Company, Ms. Scofield was a compliance officer at SSGA, where she was responsible for ensuring equity portfolios met specified guidelines. She also worked as an operations associate in SSGA’s International Structured Products Group. Ms. Scofield holds a Bachelor of Arts in Economics from Boston College.

4)	The “Portfolio Management Team” table on page 34 of the SAI is revised in accordance with the Fund’s new portfolio management team listed in item 2 above.

5)	The following is added to the “Other Accounts Managed as of June 30, 2021” table on page 35 of the SAI:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
Kathleen Morgan†,**	133	$864.87	380	$727.98	520	$489.99	$2,082.84
Amy Scofield†,**	133	$864.87	380	$727.98	520	$489.99	$2,082.84

†	Information for Ms. Morgan and Ms. Scofield is provided as of April 30, 2022.
*	There are no performance-based fees associated with these accounts.
**	As of April 30, 2022, Ms. Morgan and Ms. Scofield did not beneficially own any shares of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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